MERRILL LYNCH
DRAGON FUND, INC.








FUND LOGO








Semi-Annual Report

June 30, 1997





Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




















Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 1997


Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of June 30, 1997

INDIA                         0.0%**
INDONESIA                     8.0%
SINGAPORE                     8.6%
MALAYSIA                     12.9%
THAILAND                      2.7%
CHINA                         6.5%
HONG KONG                    51.0%
SOUTH KOREA                   2.0%
PHILIPPINES                   6.4%

[FN]
 *Total may not equal 100%.
**Holdings are less than 0.1%.



DEAR SHAREHOLDER


For the three-month period ended June 30, 1997, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +7.61%, +7.30%, +7.26% and +7.55%, respectively, substantially outperforming the +3.56% return for the unmanaged Morgan Stanley Capital International (MSCI) Combined Far East Free (Ex-Japan and Ex-Taiwan) Index (the benchmark index). (Fund results shown do not include sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5--7 of this report to shareholders.)

Portfolio Matters
The major event during the June quarter was the handover of Hong Kong to The People's Republic of China. The Hong Kong stock market rose strongly in the two months leading up to the handover. The market rally was supported by good economic fundamentals in both China and Hong Kong (whose economies are inextricably linked), and by strong liquidity flows. The increase in Hong Kong share prices also indicated the confidence that foreign and local investors had in the market following the change in sovereignty.

The US (but not necessarily British) media are suggesting that the resumption of Chinese sovereignty over Hong Kong was more than just the end of the British Empire in Asia. This point of view suggests that the handover is the beginning of a period of great uncertainty in the economic and political life of this remarkable territory. However, in our view, the media are wrong. US news reports focused too much on the entry of Chinese troops into Hong Kong which, in any case, is a natural expression of sovereignty recognized under international law. Consequently, the media neglected the painstaking efforts of the Chinese government and Hong Kong's new chief executive, Tung Chee Hwa, to reassure foreign investors of their deep commitment to Hong Kong's economic and political vitality.

In his moving address at the farewell ceremony, when the Union Jack was lowered at sunset for the last time, former British Governor
Chris Patten rightly characterized Hong Kong as a "Chinese city with British characteristics," a clever play on Deng Xiaoping's now-famous phrase about China having a market economy with Chinese characteristics. The words and actions of the Chinese government and Mr. Tung during the handover ceremonies were clear evidence that, notwithstanding occasional rhetoric about erasing the shame of the Opium Wars, the new leaders of Hong Kong accept this characterization. This pragmatic group of leaders understands the importance of the rule of law, basic democratic reforms, and light-handed government--the "scaffolding" the British provided--to Hong Kong's continued economic success. In our view, such scaffolding is likely to be an increasingly common feature in China, since Hong Kong is certain to exert profound influence on the mainland in the coming years. In our opinion, neither the Chinese government nor Mr.Tung are likely to tear down the scaffolding in Hong Kong. In sum, the handover was memorable, at least in part, for the simple reason that all foreign investors should view as positive: it was smooth and marked by an absence of controversy.

One of the best-performing stock markets during the June quarter was The People's Republic of China. The Chinese economy continues to recover, and as credit conditions are loosened, investor liquidity is flowing into the stock market. During the June quarter, we added two new Chinese holdings to the Fund's portfolio: the conglomerates China Merchants Holdings International Co., Ltd. and Beijing Enterprises Holdings Limited. Beijing Enterprises is the flagship company for the city of Beijing, and we purchased its shares on an initial public offering.

There were major developments in Thailand during the June quarter. Following a collapse in real estate and stock prices, the Bank of Thailand announced at the beginning of July that it would no longer peg its currency, the baht, to a basket of currencies (dominated by the US dollar). Instead, the bank would allow the baht to float in a managed way. This effectively signaled the much-anticipated end of the baht peg, which caused the baht to decline by approximately 20% relative to the US dollar in a period of two days.

However, the freeing of the baht was greeted positively by equity investors and the stock market rose by 22% in the three days following the announcement. By allowing the baht to float, the Bank of Thailand was also allowing interest rates to decline eventually. When the baht was pegged, interest rates had to be kept high in order to prevent assets from flowing out of the country, thereby putting pressure on the baht. Lower interest rates should stimulate domestic demand and take pressure off property developers and their bankers.

Over the short term, we expect Thailand to experience a serious economic slowdown as the economy adjusts to a weaker baht. Many companies with US dollar-based loans will be adversely affected. In addition, imports will become more expensive and will lead to higher inflation. The profits of some companies are likely to decline steeply as import prices rise and demand falls. It may take some time for the adjustments to occur. However, we believe that Thailand has taken the right step toward economic recovery in changing its currency policy. We remain underweighted in Thailand (relative to the benchmark index), and have hedged part of our currency exposure there. Our Thai investments are extremely defensive. For example, our largest holding in Thailand is PTT Exploration and Production Public Co., Ltd., an oil and gas company whose revenues are denominated in US dollars and therefore insulated from the negative effects of currency devaluation.

In Malaysia, the stock market corrected sharply because the government announced measures aimed at cooling down overheating property and stock markets. Bank lending has become slightly more restrictive, and banks are expected to be more circumspect in making loans for property or stock investment. Although we do expect that the Malaysian economy will experience a significant cyclical downturn over the next six months, we believe that any recession may be a mild one. Therefore, in our view, investors have overreacted to developments in Malaysia. Nevertheless, with restrictions on liquidity, the Malaysian stock market is likely to remain weak in the months ahead. Our strategy in this environment is to remain underweighted in Malaysia (relative to the benchmark index), with holdings focused on defensive issues such as newspaper publishing companies, utilities and conglomerates.

The Singapore stock market was virtually flat as investors awaited a convincing pick-up in business activity. Economic data have been mixed, and provide no evidence of a clear growth trend for industrial production and exports. However, the Singapore dollar has been weakening relative to the US dollar, which should improve export activity over the longer term. Although we continue to view Singapore as having one of the best-managed economies in Southeast Asia, once a recovery takes hold, we do not expect the country's gross domestic product (GDP) to grow as strongly as other emerging tiger economies. We are underweighted in Singapore (relative to the benchmark index), and continue to favor investments in banks and premier property developers.

There was a sharp correction in the Philippine stock market as investors became concerned about the prospects for the real estate market, a rising current account deficit, high growth of bank lending and a potential overheating of the economy. Furthermore, investors also perceived that the Philippines would experience the same economic woes as Thailand. In our view, the challenges facing the Philippines economy are different and far less serious. The Philippines is at an earlier stage of economic development than Thailand. The percentage of GDP made up by bank loans is much lower in the Philippines than in Thailand. While the Philippines is experiencing double-digit export growth, Thailand's exports are declining. The Philippines' GDP growth for the first quarter of 1997 was a stronger-than-expected 6.2%; at the same time, the rate of inflation has declined. Currently, corporate earnings growth for 1997 is estimated at 25%.

Shortly after the close of the June quarter, the Philippine central bank was faced with the challenge of defending the peso's value in the foreign exchange markets. Rather than letting interest rates rise to support the currency, the central bank chose to let the peso's value float, which led to a 10% devaluation of the currency. From a macroeconomic standpoint, the positive factors in the Philippines far outweigh near-term difficulties, in our view. Therefore, we believe that the peso's devaluation will be short-lived. We remain positive regarding the country's long-term prospects, and are maintaining our overweighted position (relative to the benchmark index). Our holdings continue to focus on consumer- and infrastructure-related holdings.

Political difficulties clouded the investment environment in Indonesia for much of the June quarter. Although the riots preceding the election at May month-end were disruptive, their occurrence was not out of the ordinary. Furthermore, as expected, the ruling Golkar party won an overwhelming victory in the elections. As a result, the political environment settled down and the stock market rallied convincingly following the elections. Economic fundamentals and corporate flows of funds remain positive in Indonesia. Interest rates may begin to trend lower as inflationary pressures seem to be subdued. In addition, corporate earnings growth is forecast at 28% in 1997, and stocks are relatively inexpensive based on historical valuations. We are maintaining the Fund's overweighted position in Indonesia (relative to the benchmark index), with investments focused on banks, finance and consumer companies.

In Conclusion
We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Kara Tan Bhala)
Kara Tan Bhala
Vice President and
Portfolio Manager



August 1, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
1996                               15.99         18.09         0.071             --              +13.59
1/1/97--6/30/97                    18.09         18.38          --               --              + 1.60
                                                              ------           ------
                                                        Total $0.312     Total $0.427

                                                          Cumulative total return as of 6/30/97: +10.59%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
1996                               15.98         17.89         0.071             --              +12.41
1/1/97--6/30/97                    17.89         18.08          --               --              + 1.06
                                                              ------           ------
                                                        Total $0.318     Total $0.270

                                                          Cumulative total return as of 6/30/97: +87.77%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          --              0.091            + 6.46
1996                               15.79         17.68         0.071             --              +12.43
1/1/97--6/30/97                    17.68         17.87          --               --              + 1.07
                                                              ------           ------
                                                        Total $0.312     Total $0.320

                                                           Cumulative total return as of 6/30/97: +7.70%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
1996                               16.05         18.11         0.071             --              +13.29
1/1/97--6/30/97                    18.11         18.38           --              --              + 1.49
                                                              ------           ------
                                                        Total $0.318     Total $0.609

                                                          Cumulative total return as of 6/30/97: +95.37%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.


Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                  6/30/97    3/31/97     6/30/96     % Change   % Change
Class A Shares                                     $18.38     $17.08      $17.11      +7.86%(1)   +7.61%
Class B Shares                                      18.08      16.85       17.01      +6.73(1)    +7.30
Class C Shares                                      17.87      16.66       16.81      +6.75(1)    +7.26
Class D Shares                                      18.38      17.09       17.15      +7.61(1)    +7.55
Class A Shares--Total Return                                                          +7.86(1)    +7.61
Class B Shares--Total Return                                                          +6.73(1)    +7.30
Class C Shares--Total Return                                                          +6.75(1)    +7.26
Class D Shares--Total Return                                                          +7.61(1)    +7.55

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.071 per share capital gains distributions.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +7.86%         +2.20%
Inception (10/21/94) through 6/30/97       +3.81          +1.75

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        + 6.73%        + 2.73%
Five Years Ended 6/30/97                  +13.25         +13.25
Inception (5/29/92) through 6/30/97       +13.18         +13.18

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +6.75%         +5.75%
Inception (10/21/94) through 6/30/97       +2.79          +2.79

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        + 7.61%        + 1.96%
Five Years Ended 6/30/97                  +14.13         +12.90
Inception (5/29/92) through 6/30/97       +14.07         +12.87

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                      (in US Dollars)
                             Shares Held/                                                                 Value     Percent of
COUNTRIES    Industries       Face Amount            Long-Term Investments                Cost          (Note 1a)   Net Assets
China        Conglomerates        818,000  ++Beijing Enterprises Holdings Limited    $    1,332,651   $    5,152,889    0.4%
                                6,686,000  ++China Merchants Holdings
                                             International Co., Ltd.                      6,964,422       20,799,892    1.6
                                3,902,000    China Resources Enterprise Ltd.              5,959,981       19,140,290    1.4
                               10,429,104    Guangdong Investments, Ltd.                  7,027,430       15,683,774    1.2
                                1,042,910    Guangdong Investments, Ltd.
                                             (Warrants) (a)                                       0          706,779    0.1
                                1,545,000    Shanghai Industrial Holdings Ltd.            8,375,066        9,612,872    0.7
                                                                                     --------------   --------------  ------
                                                                                         29,659,550       71,096,496    5.4

             Infrastructure       617,800  ++New World Infrastructure, Ltd.               1,753,032        1,746,504    0.1
                           US$  3,997,000    New World Infrastructure, Ltd., 5%
                                             due 7/15/2001 (b)                            5,019,432        4,676,490    0.4
                                                                                     --------------   --------------  ------
                                                                                          6,772,464        6,422,994    0.5

             Real Estate        9,895,600    China Overseas Land & Investment Co.         4,981,217        7,983,619    0.6

                                             Total Long-Term Investments in China        41,413,231       85,503,109    6.5

Hong Kong    Banking            7,254,000    Guoco Group, Ltd.                           32,955,553       38,204,575    2.9
                                3,727,200    HSBC Holdings, Ltd.                         49,116,644      112,102,752    8.4
                                                                                     --------------   --------------  ------
                                                                                         82,072,197      150,307,327   11.3

             Conglomerates      7,318,000    Citic Pacific Ltd.                          27,225,094       45,720,969    3.5
                               22,168,015    First Pacific Company Ltd.                  25,118,961       28,329,549    2.1
                               10,634,000    Hutchison Whampoa, Ltd.                     50,631,213       91,970,620    6.9
                                2,315,000    Swire Pacific Ltd. 'A'                      15,674,439       20,843,606    1.6
                                8,058,000    Swire Pacific Ltd. 'B'                      10,707,902       12,222,014    0.9
                                                                                     --------------   --------------  ------
                                                                                        129,357,609      199,086,758   15.0

             Electronic/        2,002,000    ASM Pacific Technology Ltd.                    718,300        1,395,518    0.1
             Semiconductors

             Insurance         24,395,000    National Mutual Asia, Ltd.                  12,693,393       27,081,763    2.0

             Leisure       US$ 12,367,000    HSH Overseas Finance Ltd., 5% due
                                             1/06/2001 (b)                               13,702,646       12,614,340    1.0

             Publishing &       8,270,000    South China Morning Post Holdings
             Broadcasting                    Ltd.                                         5,040,886        8,113,286    0.6
                                5,213,000    Television Broadcasts Ltd.                  20,622,840       23,417,721    1.8
                                                                                     --------------   --------------  ------
                                                                                         25,663,726       31,531,007    2.4

             Real Estate        8,663,000    Cheung Kong Holdings Ltd.                   50,732,309       85,547,516    6.5
                                4,193,014    New World Development Co., Ltd.             14,071,508       25,006,099    1.9
                           US$  5,150,000    New World Development Co., Ltd.,
                                             4.375% due 12/11/2000 (b)                    5,822,455        6,720,750    0.5
                                6,402,100    Sun Hung Kai Properties, Ltd.               46,348,749       77,063,539    5.8
                                4,375,751    Wharf Holdings Ltd.                         15,061,376       18,978,834    1.4
                                                                                     --------------   --------------  ------
                                                                                        132,036,397      213,316,738   16.1

             Utilities--       20,952,198    Hong Kong and China Gas Company Ltd.        23,438,617       41,921,706    3.1
             Electric & Gas
                                             Total Long-Term Investments in
                                             Hong Kong                                  419,682,885      677,255,157   51.0

India        Finance                  522    Housing Development Finance Corp.,
                                             Ltd.                                            51,177           59,572    0.0

             Steel                    250    Essar Steel Ltd.                                   713              129    0.0

                                             Total Long-Term Investments in India            51,890           59,701    0.0

Indonesia    Banking           29,809,772    P.T. Bank International Indonesia
                                             (Foreign)                                   17,903,679       25,761,531    1.9
                                2,150,736    P.T. Bank International Indonesia
                                             (Foreign) (Warrants) (a)                       276,391          845,248    0.1
                                                                                     --------------   --------------  ------
                                                                                         18,180,070       26,606,779    2.0

             Conglomerates      3,867,500    P.T. Astra International (Foreign)          12,188,274       15,915,638    1.2

             Food               3,483,500  ++P.T. Fiskar Agung Perkasa                    5,362,210        5,626,641    0.4

             Infrastructure    32,865,000    P.T. Citra Marga Nusaphala Persada
                                             (Foreign)                                   14,433,923       19,272,685    1.5

             Insurance          6,761,000    P.T. Lippo Life Insurance (Foreign)          6,338,628        7,999,126    0.6

             Telecommunications   240,500    P.T. Telekomunikasi Indonesia
                                             (Series B) (ADR)*                            6,793,351        7,816,250    0.6

             Tobacco            5,990,500    P.T. Hanjaya Mandala Sampoerna
                                             (Foreign)                                    2,936,016       22,864,974    1.7

                                             Total Long-Term Investments in
                                             Indonesia                                   66,232,472      106,102,093    8.0

Malaysia     Banking            2,101,400    AMMB Holdings BHD                            5,787,560       13,072,861    1.0
                           MYR  3,014,400    AMMB Holdings BHD, 5% due 5/13/2002            797,214        1,021,243    0.1
                                3,014,400    AMMB Holdings BHD (ICULS), 7.50%
                                             due 5/26/2002 (Convertible)                  1,219,269        1,080,965    0.1
                                  301,440    AMMB Holdings BHD(Warrants) (a)                422,055          406,109    0.0
                                1,869,000    Malayan Banking BHD                          8,534,334       19,625,352    1.5
                                5,446,333    Public Bank BHD (Foreign)                    9,954,231        8,502,814    0.6
                                                                                     --------------   --------------  ------
                                                                                         26,714,663       43,709,344    3.3

             Conglomerates      1,490,000    Hicom Holdings BHD                           4,247,278        2,822,126    0.2
                                  589,000    Malaysian Plantation BHD                     1,423,492          793,518    0.1
                                2,728,000    Malaysian Resources Corporation BHD         11,073,351        7,512,620    0.6
                               10,096,560    Renong BHD                                  15,184,467       13,202,301    1.0
                                                                                     --------------   --------------  ------
                                                                                         31,928,588       24,330,565    1.9

             Construction       4,562,000    I.J.M. Corp. BHD                             5,684,909        9,580,616    0.7
                                2,650,984    United Engineers BHD                        22,299,579       19,117,926    1.4
                                                                                     --------------   --------------  ------
                                                                                         27,984,488       28,698,542    2.1

             Food               1,526,700    Nestle Malaysia BHD                          6,587,194       11,433,463    0.9

             Leisure            4,579,000    Berjaya Sports ToTo BHD                     11,651,826       21,591,354    1.6

             Publishing &       1,944,000    Star Publications Malaysia BHD               6,682,690        8,319,214    0.6
             Broadcasting

             Telecommuni-       3,262,400    Telekom Malaysia BHD                        15,239,443       15,253,921    1.2
             cations       US$  7,150,000    Telekom Malaysia BHD, 4% due
                                             10/03/2004 (b)                               7,826,379        6,506,500    0.5
                                                                                     --------------   --------------  ------
                                                                                         23,065,822       21,760,421    1.7

             Utilities--        2,195,000    Tenaga Nasional BHD                         10,185,160       10,697,983    0.8
             Electric & Gas

                                             Total Long-Term Investments in
                                             Malaysia                                   144,800,431      170,540,886   12.9


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US Dollars)
                             Shares Held/                                                                 Value     Percent of
COUNTRIES    Industries       Face Amount            Long-Term Investments                Cost          (Note 1a)   Net Assets
Philippines  Banking              999,900    Philippine Commercial International
                                             Bank, Inc.                              $   12,244,719   $    9,676,452    0.7%

             Beverages          2,489,150    San Miguel Corporation 'B'                   3,818,827        6,565,311    0.5

             Conglomerates      1,076,183  ++Benpres Holdings Corp. (GDR)** (c)           8,255,098        7,262,621    0.5

             Construction      22,902,600  ++DMCI Holdings Inc.                           7,179,793        7,561,769    0.6

             Infrastructure    20,047,155    International Container Terminal
                                             Services, Inc. (ICTSI)                       7,713,352       10,270,838    0.8

             Real Estate       15,889,988    Ayala Land, Inc. 'B'                        12,689,126       14,623,613    1.1

             Retail            53,264,170    SM Prime Holdings, Inc.                      9,921,185       15,767,003    1.2

             Utilities--        2,597,394    Manila Electric Co. (MERALCO) 'B'            8,541,192       12,814,465    1.0
             Electric & Gas
                                             Total Long-Term Investments in the
                                             Philippines                                 70,363,292       84,542,072    6.4

Singapore    Airlines           1,373,000    Singapore Airlines Ltd. (Foreign)           11,529,043       12,295,809    0.9

             Automotive           421,000    Cycle & Carriage, Ltd.                       2,472,488        4,359,337    0.3

             Banking            1,720,000    Development Bank of Singapore Ltd.
                                             (Foreign)                                   20,608,863       21,660,953    1.6
                                1,383,800    Overseas Chinese Banking Corp.
                                             (Foreign)                                    6,947,948       14,328,862    1.1
                                1,981,704    United Overseas Bank (Foreign)              14,572,348       20,381,340    1.6
                                                                                     --------------   --------------  ------
                                                                                         42,129,159       56,371,155    4.3

             Beverages            526,600    Fraser & Neave Ltd.                          6,137,089        3,758,007    0.3

             Publishing &         685,400    Singapore Press Holdings Ltd.
             Broadcasting                    (Foreign)                                    8,187,700       13,810,621    1.0

             Real Estate        1,374,000    City Development Ltd.                       11,205,791       13,458,336    1.0
                                3,053,000    DBS Land Ltd.                                9,818,745        9,654,768    0.8
                                                                                     --------------   --------------  ------
                                                                                         21,024,536       23,113,104    1.8

                                             Total Long-Term Investments in
                                             Singapore                                   91,480,015      113,708,033    8.6

South Korea  Telecommunications    39,504    Korea Mobile Telecommunications Corp.       17,039,643       14,568,996    1.1

             Utilities--          404,180    Korean Electric & Power Corp.               14,237,672       12,088,905    0.9
             Electric & Gas
                                             Total Long-Term Investments in
                                             South Korea                                 31,277,315       26,657,901    2.0

Thailand     Banking       US$ 18,544,000    Bangkok Bank Public Company Ltd.,
                                             3.25% due 3/03/2004 (b)                     20,867,247       14,186,160    1.1
                           US$  6,891,000    Siam Commercial Bank Public Co.,
                                             3.25% due 1/24/2004 (b)                      7,988,329        4,375,785    0.3
                                                                                     --------------   --------------  ------
                                                                                         28,855,576       18,561,945    1.4

             Mutual Funds      10,277,000    Ruam Pattana Fund II                         5,389,931        3,098,593    0.2

             Oil & Gas          1,014,500    PTT Exploration and Production
                                             Public Co., Ltd. (Foreign)                   9,964,256       14,744,956    1.1

                                             Total Long-Term Investments in
                                             Thailand                                    44,209,763       36,405,494    2.7

                                             Total Long-Term Investments                909,511,294    1,300,774,446   98.1


                                                   Short-Term Investments

United       Commercial    US$ 31,059,000    General Motors Acceptance Corp.,
States       Paper***                        6.25% due 7/01/1997                         31,059,000       31,059,000    2.3

                                             Total Investments in Short-Term
                                             Investments                                 31,059,000       31,059,000    2.3

             Total Investments                                                       $  940,570,294    1,331,833,446  100.4
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                              (146,099)   0.0

             Liabilities in Excess of Other Assets                                                        (5,026,412)  (0.4)
                                                                                                      --------------  ------
             Net Assets                                                                               $1,326,660,935  100.0%
                                                                                                      ==============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Convertible security.
          (c)The security may be offered to "qualified institutional buyers"
             under Rule 144A of the Securities Act of 1933.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts sold as of June 30, 1997 were as follows:

                                                               Unrealized
                                          Expiration          Depreciation
             Foreign Currency Sold           Date              (Note 1b)

             THB 179,612,136              August 1997          $(146,099)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--
             Net (US$ Commitment--$6,803,490)                  $(146,099)
                                                               =========


             See Notes to Financial Statements.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended June 30, 1997


Additions

Beijing Enterprises Holdings Limited
China Merchants Holdings
  International Co., Ltd.
P.T. Fiskar Agung Perkasa
Shanghai Industrial Holdings Ltd.


Deletions

ACMA Ltd.
Affin Holdings BHD
Bangkok Bank Public Company Ltd.
Dao Heng Bank Group Ltd.
Finance One Co., Ltd. (Foreign)
Guangdong Tannery Ltd.
Industrial Finance Corp. of Thailand
Pohang Iron & Steel Co., Ltd.
Siam Commercial Bank
  Public Co. (Foreign)



STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$940,570,294)(Note 1a)                        $1,331,833,446
                    Foreign cash (Note 1c)                                                                     6,840,560
                    Receivables:
                      Dividends                                                          $    2,418,055
                      Capital shares sold                                                     1,523,585
                      Securities sold                                                         1,401,968
                      Interest                                                                  838,252        6,181,860
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                       7,194
                    Prepaid registration fees and other assets (Note 1f)                                         116,716
                                                                                                          --------------
                    Total assets                                                                           1,344,979,776
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                          146,099
                    Payables:
                      Securities purchased                                                    8,978,056
                      Capital shares redeemed                                                 5,726,477
                      Investment adviser (Note 2)                                             1,135,931
                      Distributor (Note 2)                                                      937,487       16,777,951
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,394,791
                                                                                                          --------------
                    Total liabilities                                                                         18,318,841
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,326,660,935
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      182,491
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              5,447,010
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                275,416
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,410,046
                    Paid-in capital in excess of par                                                         847,275,499
                    Accumulated investment loss--net                                                            (426,749)
                    Accumulated distributions in excess of investment income--net                             (9,384,694)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        90,770,674
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        391,111,242
                                                                                                          --------------
                    Net assets                                                                            $1,326,660,935
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $33,533,185 and 1,824,909
Value:                       shares outstanding                                                           $        18.38
                                                                                                          ==============
                    Class B--Based on net assets of $984,794,780 and 54,470,105
                             shares outstanding                                                           $        18.08
                                                                                                          ==============
                    Class C--Based on net assets of $49,218,938 and 2,754,156
                             shares outstanding                                                           $        17.87
                                                                                                          ==============
                    Class D--Based on net assets of $259,114,032 and 14,100,463
                             shares outstanding                                                           $        18.38
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
Investment          Dividends (net of $230,430 foreign withholding tax)                                   $   12,678,301
Income              Interest and discount earned (net of $1,566 foreign
(Notes 1d & 1e):    withholding tax)                                                                           2,317,955
                                                                                                          --------------
                    Total income                                                                              14,996,256
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    7,025,646
                    Account maintenance and distribution fees--Class B (Note 2)               5,196,574
                    Transfer agent fees--Class B (Note 2)                                       978,280
                    Custodian fees                                                              925,780
                    Account maintenance fees--Class D (Note 2)                                  339,544
                    Account maintenance and distribution fees--Class C (Note 2)                 278,535
                    Transfer agent fees--Class D (Note 2)                                       212,941
                    Printing and shareholder reports                                            115,555
                    Accounting services (Note 2)                                                 85,029
                    Registration fees (Note 1f)                                                  77,991
                    Transfer agent fees--Class C (Note 2)                                        56,589
                    Professional fees                                                            43,340
                    Transfer agent fees--Class A (Note 2)                                        30,155
                    Directors' fees and expenses                                                 20,078
                    Pricing fees                                                                  5,871
                    Amortization of organization expenses (Note 1f)                               3,819
                    Other                                                                        27,278
                                                                                         --------------

                    Total expenses                                                                            15,423,005
                                                                                                          --------------
                    Investment loss--net                                                                        (426,749)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       64,779,237
(Loss) on             Foreign currency transactions--net                                       (384,427)      64,394,810
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (52,447,861)
(Notes 1b, 1c,        Foreign currency transactions--net                                       (137,693)     (52,585,554)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     11,809,256
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   11,382,507
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six       For the
                                                                                           Months Ended     Year Ended
                    Increase (Decrease) in Net Assets:                                    June 30, 1997    Dec. 31, 1996
Operations:         Investment loss--net                                                 $     (426,749)  $     (982,484)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    64,394,810       49,205,560
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (52,585,554)     128,903,659
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     11,382,507      177,126,735
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                        --         (191,338)
(Note 1g):            Class B                                                                        --       (4,598,194)
                      Class C                                                                        --         (250,735)
                      Class D                                                                        --       (1,140,627)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --       (6,180,894)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                     (251,900,754)      58,833,959
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                (240,518,247)     229,779,800
                    Beginning of period                                                   1,567,179,182    1,337,399,382
                                                                                         --------------   --------------
                    End of period                                                        $1,326,660,935   $1,567,179,182
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                             Class A++++

                                                                              For the                            For the
                    The following per share data and ratios have been           Six                              Period
                    derived from information provided in the financial         Months                            Oct. 21,
                    statements.                                                Ended         For the Year       1994++ to
                                                                              June 30,     Ended December 31,    Dec. 31,
                    Increase (Decrease) in Net Asset Value:                     1997        1996        1995       1994
Per Share           Net asset value, beginning of period                      $  18.09   $  15.99    $  15.05   $  17.43
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .06        .14         .12        .02
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .23       2.03        1.00      (1.91)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .29       2.17        1.12      (1.89)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                           --         --        (.18)      (.13)
                      Realized gain on investments--net                             --       (.07)         --       (.27)
                      In excess of realized gain on investments--net                --         --          --       (.09)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                               --       (.07)       (.18)      (.49)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  18.38   $  18.09    $  15.99   $  15.05
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           1.60%+++  13.59%       7.44%    (10.82%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.34%*     1.33%       1.37%      1.54%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                        .71%*      .78%        .74%       .84%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 33,533   $ 49,943    $ 31,591   $  3,383
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                           9.68%      9.68%      24.52%     16.45%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0121   $  .0130          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                             Class B++++

                    The following per share data
                    and ratios have been derived
                    from information provided      For the                                                      For the
                    in the financial                 Six                                            For the     Period
                    statements.                     Months                                        Ten Months    May 29,
                                                    Ended                                            Ended     1992++ to
                    Increase (Decrease) in Net     June 30,        For the Year Ended Dec. 31,      Dec. 31,    Feb. 28,
                    Asset Value:                     1997         1996        1995        1994        1993        1993
Per Share           Net asset value, beginning
Operating           of period                   $    17.89   $    15.98  $    15.03  $    18.74  $    11.01   $    10.00
Performance:                                    ----------   ----------  ----------  ----------  ----------   ----------
                    Investment loss--net              (.02)        (.04)       (.03)       (.07)       (.02)        (.02)
                    Realized and unrealized
                    gain (loss) on
                    investments and foreign
                    currency transactions--net         .21         2.02        1.00       (3.28)       7.86         1.05
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Total from investment
                    operations                         .19         1.98         .97       (3.35)       7.84         1.03
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net            --           --          --          --          --+++++      --
                      In excess of investment
                      income--net                       --           --        (.02)         --          --+++++    (.02)
                      Realized gain on
                      investments--net                  --         (.07)         --        (.27)       (.11)          --+++++
                      In excess of realized
                      gain on investments--net          --           --          --        (.09)         --           --
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Total dividends and
                    distributions                       --         (.07)       (.02)       (.36)       (.11)        (.02)
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of
                    period                      $    18.08   $    17.89  $    15.98  $    15.03  $    18.74   $    11.01
                                                ==========   ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                        1.06%+++    12.41%       6.49%     (17.86%)     71.27%+++    10.32%+++
                                                ==========   ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                         2.37%*       2.36%       2.41%       2.40%       2.35%*       2.49%*
Net Assets:                                     ==========   ==========  ==========  ==========  ==========   ==========
                    Investment loss--net             (.24%)*      (.24%)      (.20%)      (.42%)      (.15%)*      (.08%)*
                                                ==========   ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands)       $  984,795   $1,157,944  $  991,281  $  917,384  $  990,843   $  365,430
                                                ==========   ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover               9.68%       30.63%      24.52%      16.45%      16.62%        4.65%
                                                ==========   ==========  ==========  ==========  ==========   ==========
                    Average commission rate
                    paid++++++                  $    .0121   $    .0130          --          --          --           --
                                                ==========   ==========  ==========  ==========  ==========   ==========

                                                                                             Class C++++

                                                                              For the                            For the
                    The following per share data and ratios have been           Six                              Period
                    derived from information provided in the financial         Months                            Oct. 21,
                    statements.                                                Ended         For the Year       1994++ to
                                                                              June 30,     Ended December 31,    Dec. 31,
                    Increase (Decrease) in Net Asset Value:                     1997        1996        1995       1994
Per Share           Net asset value, beginning of period                      $  17.68   $  15.79    $  14.92   $  17.29
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.02)      (.04)       (.04)      (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .21       2.00        1.00      (1.89)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .19       1.96         .96      (1.90)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                           --         --        (.09)      (.11)
                      Realized gain on investments--net                             --       (.07)         --       (.27)
                      In excess of realized gain on investments--net                --         --          --       (.09)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                               --       (.07)       (.09)      (.47)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  17.87   $  17.68    $  15.79   $  14.92
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           1.07%+++  12.43%       6.46%    (10.98%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.39%*     2.37%       2.42%      2.57%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                         (.27%)*    (.23%)      (.28%)     (.17%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 49,219   $ 62,113    $ 29,042   $  5,329
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                           9.68%     30.63%      24.52%     16.45%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0121   $  .0130          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                             Class D++++

                    The following per share data
                    and ratios have been derived
                    from information provided      For the                                                      For the
                    in the financial                 Six                                            For the     Period
                    statements.                     Months                                        Ten Months    May 29,
                                                    Ended                                            Ended     1992++ to
                    Increase (Decrease) in Net     June 30,        For the Year Ended Dec. 31,      Dec. 31,    Feb. 28,
                    Asset Value:                     1997         1996        1995        1994        1993        1993
Per Share           Net asset value, beginning
Operating           of period                   $    18.11   $    16.05   $   15.08   $   18.77   $   11.01    $   10.00
Performance:                                    ----------   ----------  ----------  ----------  ----------   ----------
                    Investment income--net             .05          .09         .09         .06         .07          .05
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                  .22         2.04        1.02       (3.30)       7.88         1.04
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Total from investment
                    operations                         .27         2.13        1.11       (3.24)       7.95         1.09
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net            --           --          --          --        (.01)          --+++++
                      In excess of investment
                      income--net                       --           --        (.14)       (.09)       (.07)        (.08)
                      Realized gain on
                      investments--net                  --         (.07)         --        (.27)       (.11)          --
                      In excess of realized
                      gain on investments
                      --net                             --           --          --        (.09)         --           --
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Total dividends and
                    distributions                       --         (.07)       (.14)       (.45)       (.19)        (.08)
                                                ----------   ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of
                    period                      $    18.38   $    18.11   $   16.05   $   15.08   $  18.77    $    11.01
                                                ==========   ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                        1.49%+++    13.29%       7.35%     (17.24%)     72.31%+++    10.99%+++
                                                ==========   ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                         1.59%*       1.58%       1.63%       1.63%       1.59%*       1.73%*
Net Assets:                                     ==========   ==========  ==========  ==========  ==========   ==========
                    Investment income--net            .55%*        .53%        .59%        .34%        .61%*        .61%*
                                                ==========   ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)              $  259,114   $  297,179  $  285,485  $  249,903  $  311,848   $  111,180
                                                ==========   ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover               9.68%       30.63%      24.52%      16.45%      16.62%        4.65%
                                                ==========   ==========  ==========  ==========  ==========   ==========
                    Average commission rate
                    paid++++++                  $    .0121   $    .0130          --          --          --           --
                                                ==========   ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                    0.25%           0.75%
Class C                                    0.25%           0.75%
Class D                                    0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD           MLPF&S

Class A                               $  137         $ 1,867
Class D                               $5,720         $78,434

For the six months ended June 30, 1997, MLPF&S received contingent deferred sales charges of $1,944,865 and $14,107 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $135,122 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $134,267,026 and $331,362,162, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments            $64,779,237   $ 391,263,152
Foreign currency transactions       (384,427)         (5,811)
Forward foreign exchange
contracts                                 --        (146,099)
                                 -----------   -------------
Total                            $64,394,810   $ 391,111,242
                                 ===========   =============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $391,263,152, of which $434,325,391 related to appreciated securities and $43,062,239 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $940,570,294.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended June 30, 1997 and the year ended December 31, 1996 was $(251,900,754) and $58,833,959, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        3,014,595   $  53,516,942
Shares redeemed                   (3,950,190)    (70,221,797)
                               -------------   -------------
Net decrease                        (935,595)  $ (16,704,855)
                               =============   =============


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                       12,899,901   $ 220,044,411
Shares issued to shareholders
in reinvestment of distributions       9,549         166,434
                               -------------   -------------
Total issued                      12,909,450     220,210,845
Shares redeemed                  (12,124,370)   (208,148,463)
                               -------------   -------------
Net increase                         785,080   $  12,062,382
                               =============   =============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        7,261,882   $ 126,093,572
Shares redeemed                  (17,396,275)   (303,245,012)
Automatic conversion of shares      (114,836)     (1,994,223)
                               -------------   -------------
Net decrease                     (10,249,229)  $(179,145,663)
                               =============   =============


Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                       25,325,787   $ 434,357,379
Shares issued to shareholders
in reinvestment of
distributions                        228,431       3,938,163
                               -------------   -------------
Total issued                      25,554,218     438,295,542
Shares redeemed                  (22,696,021)   (388,041,441)
Automatic conversion of shares      (190,734)     (3,243,492)
                               -------------   -------------
Net increase                       2,667,463   $  47,010,609
                               =============   =============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        7,192,191   $ 123,439,637
Shares redeemed                   (7,950,230)   (137,194,683)
                               -------------   -------------
Net decrease                        (758,039)  $ (13,755,046)
                               =============   =============


Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                       10,211,909   $ 171,725,625
Shares issued to shareholders
in reinvestment of
distributions                         13,170         224,411
                               -------------   -------------
Total issued                      10,225,079     171,950,036
Shares redeemed                   (8,552,384)   (144,423,321)
                               -------------   -------------
Net increase                       1,672,695   $  27,526,715
                               =============   =============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        7,826,083   $ 136,404,483
Automatic conversion of shares       113,185       1,994,223
                               -------------   -------------
Total issued                       7,939,268     138,398,706
Shares redeemed                  (10,243,993)   (180,693,896)
                               -------------   -------------
Net decrease                      (2,304,725)  $ (42,295,190)
                               =============   =============



Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                       25,641,811   $ 438,051,376
Automatic conversion of shares       189,401       3,243,492
Shares issued to shareholders
in reinvestment of
distributions                         55,362         966,068
                               -------------   -------------
Total issued                      25,886,574     442,260,936
Shares redeemed                  (27,271,316)   (470,026,683)
                               -------------   -------------
Net decrease                      (1,384,742)  $ (27,765,747)
                               =============   =============


5. Commitments:
On June 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with the approximate value of $1,989,000 and $2,624,000, respectively.

PORTFOLIO INFORMATION


Investments
As of 6/30/97

Ten Largest Equity Holdings                Percent of
Represented in the Portfolio               Net Assets

HSBC Holdings, Ltd.                           8.4%
Hutchison Whampoa, Ltd.                       6.9
Cheung Kong Holdings Ltd.                     6.5
Sun Hung Kai Properties, Ltd.                 5.8
Citic Pacific Ltd.                            3.5
Hong Kong and China Gas Company Ltd.          3.1
Guoco Group, Ltd.                             2.9
First Pacific Company Ltd.                    2.1
National Mutual Asia, Ltd.                    2.0
P.T. Bank International Indonesia (Foreign)   1.9


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Conglomerates                               24.0%
Banking                                     23.0
Real Estate                                 19.6
Utilities--Electric & Gas                    5.8
Publishing & Broadcasting                    4.0
Telecommunications                           3.4
Infrastructure                               2.8
Construction                                 2.7
Insurance                                    2.6
Leisure                                      2.6



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863